SCHEDULE 14A

                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           AMENDED PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              Mc Smoothie's, Inc.
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                (Name of Registrant as Specified in Its Charter)

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        (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


                              Mc Smoothie's, Inc.
                          79811 "A" Country Club Drive
                            Bermuda Dunes, CA 92201


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2002

To our Shareholders:

The company is in the process of changing its business plan to one of motion picture and television production, and we have acquired Ameri-Dream Entertainment, Inc. as part of this process. This will involve a restructuring of the company's share capital, a change of name to reflect the new business direction, and a change in management. In order to take the company in this new direction, the Board of Directors is asking for your help.

The Special Meeting of Shareholders of McSmoothie's, Inc., a California corporation (the "Company") will be held at the offices of the company at 79811 "A" Country Club Drive, Bermuda Dunes, California, on May 29, 2002 at 3:00 p.m., to consider and vote upon a proposal to ratify the change of the name of the company to "Ameri-Dream Entertainment, Inc.," to approve the amendment to the articles of incorporation for a 5-1 forward split of the company's share capital, to ratify the amendment of the articles to provide for authorization of 20 million preferred shares, with preferences and rights to be set by the board of directors in their discretion, to authorize the board of directors to amend the by-laws of the company, to ratify the Board of Directors' appointment of a provisional board of directors to serve until the next annual shareholder meeting, to approve and ratify all of the acts of the Board of Directors, and to consider and act upon such other matters as may property come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 30, 2002 (the "record date") are entitled to notice of, and to vote at, the special shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Consolidated Meeting of Shareholders.







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By Order of the Board of Directors.

LANG ELLIOT
President
Bermuda Dunes, CA
May 14, 2002

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THE FORM OF PROXY IS ENCLOSED.  TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE
MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        ----------------------------------


                               MCSMOOTHIE'S, INC.
                                PROXY STATEMENT
                  FOR THE 2001 SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2002

I. INTRODUCTION

The Board of Directors of McSmoothie's, Inc., a California corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2002 Special Meeting of Shareholders of the Company to be held at 3:00 p.m. Pacific Daylight Time on May 29, 2002, at 79811 "A" Country Club Drive, Bermuda Dunes, California, and any adjournments thereof. The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about May 19, 2002. The Company's Annual Report on Form 10-KSB for the year ended March 31, 2001 has note yet been filed, and a copy will be available to any shareholder requesting it in writing.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on April 30, 2002, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 2,091,440 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are


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indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. Lang Elliot, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.

      III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 30, 2000, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address                 Number of Shares       Percentage Owned
----------------                 ----------------       ----------------
Michael Wetherwax                       4,500                 2.25%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Lang Elliot                           385,500                18.43%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Garrett Sutton                        129,500                  6.2%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201
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Addax Entertainment, Inc.             930,000                44.47%
9627 South Gene Autry Trail
Suite C, Palm Springs, CA 92264

Hugh Kelley                           200,000                   9%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

Reb Brown                              15,000                  .7%
79811 "A" Country Club Dr.
Bermuda Dunes, CA 92201

All Officers and Directors
as a Group                         1,854,500                 88.67%

                                   ------------

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

                            IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended March 31, 2000. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.


                            SUMMARY COMPENSATION TABLE


Special Compensation                     Long-Term Compensation
---------------------                    ----------------------
Name and Principal Position         Year    Salary ($)    Bonus

($)    Other                        ($)  Options (No.)
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                                    NONE PAID

                              ----------------------


         V. PROPOSAL NUMBER ONE - TO RATIFY CHANGE OF NAME

On May 10, 2002, the company entered into a share exchange agreement to acquire 100% of the issued and outstanding shares of Ameri-Dream Entertainment, Inc., a California corporation engaged in the business of motion picture production,
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and the owner of a screenplay and motion picture development project entitled,
"Dorf" USMC," starring Tim Conway. The agreement calls for the issuance of an additional 3,108,560 shares, which will make the total number of outstanding shares 5,200,000.

On May 14, 2002, the board of directors authorized the change of the name of the company to AMERI-DREAM ENTERTAINMENT, INC., to signify its intention to enter the business of nutritional pharmaceuticals.

The name change requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On May 14, 2002, the Board of Directors adopted the following resolution to effectuate the name change:

            RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:


        "FIRST: The name of this corporation is:

                         "AMERI-DREAM ENTERTAINMENT, INC."


VI. PROPOSAL NUMBER TWO CALLS FOR THE SHAREHOLDERS TO RATIFY AN AMENDMENT APPROVED BY THE BOARD OF DIRECTORS CALLING FOR A 5-1 FORWARD SPLIT OF SHARE CAPITAL. PROPOSAL NUMBER THREE CALLS FOR AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE 20 MILLION PREFERRED SHARES, WITH RIGHTS AND PREFERENCES TO BE SET BY THE BOARD OF DIRECTORS.

The Board of Directors is proposing a five to one forward split of its share capital. The forward split will result in each outstanding share being converted to three shares, and the authorized share capital will increase from 100,000,000 shares to 500,000,000 shares.

The forward split and authorization of preferred shares requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On May 14, 2002, the Board of Directors adopted the following resolution to effectuate the forward split and the authorization of preferred shares:

WHEREAS, the Board of Directors has resolved to restructure the capital structure of the corporation, to effectuate a 5 to 1 forward split of its share capital,

            RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:

"FIFTH: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is two billion (2,000,000,000) common shares, each with a par value of $.001 per share. Upon amendment of this Article Fifth, each outstanding share of common stock shall be converted into 5 shares of common stock.

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The number of Preferred shares which the corporation is authorized to issue is twenty million (20,000,000) each with $.001 per share par value, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated.

The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series."

VII. PROPOSAL NUMBER FOUR CALLS FOR THE SHAREHOLDERS TO GIVE THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE BY-LAWS OF THE COMPANY.

The Board of Directors proposes that the shareholders authorize it to amend the by-laws of the company, in order to streamline the by-laws and conform them to the new business direction of the company.

VIII. PROPOSAL NUMBER FIVE CALLS FOR THE SHAREHOLDERS TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF A PROVISIONAL BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT REGULAR MEETING OF SHAREHOLDERS.

The Board of Directors seeks authority to appoint a provisional board of directors to serve until the next regular annual meeting of shareholders. The board of directors has appointed a provisional board and officers of the company, as follows:

Name                          Age                     Position
----------------             -----            ----------------------------
Lang Elliott                                  President, Chairman, CEO and
                                         Director

Hugh Kelley                                   Executive Vice-President and
                                              Director

Reb Brown                                     Chief Operating Officer and
                                              Director

Michael Wetherwax                             Vice-President and Director


Lang Elliott. Mr. Elliott is President, Chairman and Chief Executive Officer of the Company. He is a member of the Directors Guild of America, received Academy Award nominations for "Soldier of Orange" and "The Magic of Lassie" starring James Stewart and Mickey Rooney. Mr. Elliott formed Tristar Pictures Inc., which he later sold. He co-founded Longshot Enterprises with actor/comedian Tim Conway. Company credits include "Dorf On Golf" and the "Dorf" home video

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series. Mr. Elliott is a regular speaker for film organizations including Women
In Films, UCLA Extension Programs and the American Film Institute. He produced many features including "The Billion Dollar Hobo", "The Prize Fighter" starring Tim Conway and Don Knotts, and "The Longshot" with Executive Producer Mike Nichols. He also produced and directed "The Private Eyes" starring Tim Conway and Don Knotts, and "Cage" starring Lou Ferrigno (1996, Cage received 3 nominations from the Media Access Awards including Best Picture). Mr. Elliott recently created a unique Financing & Collateral Program, which is Government Guaranteed, for motion pictures and other non-entertainment related investments. Additionally, he has new upcoming programs which include
Privatized Social Security, Health Care, Retirement and Education.

Hugh Kelley. Mr. Kelley is Executive Vice-President of the Company. He is an accomplished screenplay writer with a number of fresh new screenplays. Mr. Kelley has received a "Poets and Writers" award and was also a 1996 nominee in the Outstanding contribution category of the Media Access Awards. He wrote three cable television programs for six years at a rate of five shows per week. Mr. Kelley authored a $50 million family film adventure entitled "Warriors of Virtue", distributed by MGM. In addition to television and cable, Mr. Kelley has also authored 6 books for children and several Martial Arts books. His work is outstanding and he is an extremely important asset to the company.


Reb Brown. Mr. Brown is Chief Operating Officer of the Company. He is a graduate of the University of Southern California (USC), has starred in over 27 feature films with celebrities including Gene Hackman, George C. Scott, John Lithgow and James Coburn. His film credits include "Uncommon Valor", "Cage", "Big Wednesday" and "Flight of the Intruder". Mr. Brown started his own production company, Sea Island Productions, and was nominated for "Best Actor" at the Australian Academy Awards for "Death of a Soldier". He has over 20 years of film making experience.

Michael Wetherwax. Mr. Wetherwax is Vice-President of the Company. He has composed, directed and performed musical scores for a number of productions
including Lang Elliott's films and was composer on CBS   TV's "Twilight Zone",
"Lassie", "Midnight" with Lynn Redgrave and "Tides of War". He also worked for Oliver Stone on "Talk Radio", Graham Nash for "Lifesighs" and was a "Golden Reel Winner" for "Tales from the Crypt". Mr. Wetherwax has studied with Hugh Montenegro, Quincy Jones, Earle Hagen and Frederick Fennell. In his early years he arranged for Henry Mancini and performed on the television series "Fame", "Knight Rider" and "Airwolf" as well as with the band "Toto". He also holds a degree in Computer Science.

IX. PROPOSAL NUMBER SIX CALLS FOR THE SHAREHOLDERS TO RATIFY AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST MEETING OF THE SHAREHOLDERS.

The Board of Directors recommends a "FOR" vote on proposals one, two, three, four, five and six.





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                        X. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2002 Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                     XI. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Special Meeting of Shareholders must be received by the Company by May 24, 2002 to be considered at the Company's 2002 Special Meeting of Shareholders.

          XII. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company has note yet filed its Annual Report for the year ended March 31, 2002 on Form 10-KSB. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Special Report of Form 10-KSB for the year ended March 31, 2002 which will be filed with the Securities and Exchange Commission on or before June 30, 2002, including all financial statements and financial statement schedules thereto. The Company will also furnish to any such person any exhibit included in the list accompanying the Form 10-KSB, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. Lang Elliot, Chief Executive Officer, at the Company's principal executive offices.

BY ORDER OF THE BOARD OF DIRECTORS,


 Lang Elliot,
 President
 Bermuda Dunes, California



Exhibit 1 - Proxy Card

                                      PROXY

The undersigned shareholder of McSmoothie's, Inc. (The "Company") hereby appoints Robert T. Yarbray as proxy holder of the undersigned to attend the Special general meeting of the Company to be held on May 29, 2002 and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1.  To change the name of the company to AMERI-DREAM ENTERTAINMENT, INC.

FOR ________                        AGAINST __________

     2. To ratify the amendment of the articles of incorporation to effect a five for one forward split of the company's common share capital.

FOR________                         AGAINST__________

     3. To ratify the amendment of the articles of incorporation to authorize 20 million (20,000,000) preferred shares, with rights and preferences to be set by the Board of Directors.

FOR________                         AGAINST__________

     4. To authorize the Board of Directors to amend the by-laws of the company with no further need for shareholder approval.

FOR________                         AGAINST__________

     5. To authorize the Board of Directors to appoint a provisional board of directors to hold office until the next regular meeting of shareholders.

FOR________                         AGAINST__________

     6. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR_______                              AGAINST_______

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of _________, 2002.
                                        ________________________
Name of Shareholder                     Signature of Shareholder


                                        ________________________
Address (if different from above)       Signature of Shareholder












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